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                                                                    Exhibit 99.1



                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                         OF PATINA OIL & GAS CORPORATION
                          PURSUANT TO 18 U.S.C.ss.1350


         I, Thomas J. Edelman, Chief Executive Officer of Patina Oil & Gas Corporation (the "Company"), hereby certify to the best of my knowledge that the accompanying report on Form 10-Q for the period ending June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to
Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company, subject to the matters disclosed therein, fully complies with the requirements of that section.

         I further certify to the best of my knowledge that the information contained in the Report, subject to the matters described therein, fairly presents, in all material aspects, the financial operations and results of operations of the Company to the extent required by Form 10-Q.

                                                   /s/  Thomas J. Edelman
                                            ------------------------------------
                                            Name: Thomas J. Edelman
                                            Date: August 14, 2002



                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                         OF PATINA OIL & GAS CORPORATION
                          PURSUANT TO 18 U.S.C.ss.1350



         I, David J. Kornder, Chief Financial Officer of Patina Oil & Gas Corporation (the "Company"), hereby certify to the best of my knowledge that the accompanying report on Form 10-Q for the period ending June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to
Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company, subject to the matters disclosed therein, fully complies with the requirements of that section.

         I further certify to the best of my knowledge that the information contained in the Report, subject to the matters described therein, fairly presents, in all material aspects, the financial operations and results of operations of the Company to the extent required by Form 10-Q.

                                                    /s/  David J. Kornder
                                            ------------------------------------
                                            Name: David J. Kornder
                                            Date: August 14, 2002